Exhibit 99.40

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-D

KEY PERFORMANCE FACTORS
September 30, 1999



Expected B Maturity 6/15/2006


Blended Coupon 5.7432%


Excess Protection Level
3 Month Average   5.76%
September, 1999   5.66%
August, 1999   5.78%
July, 1999   5.85%


Cash Yield18.00%


Investor Charge Offs 4.60%


Base Rate 7.74%


Over 30 Day Delinquency 4.90%


Seller's Interest 6.99%


Total Payment Rate14.16%


Total Principal Balance$45,780,732,257.76


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$3,198,912,739.27